                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement      [ ] Confidential, for Use of the Com-
                                         mission Only (as permitted by
                                         Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Revised Materials
[ ] Soliciting Material Pursuant to Section 140.14a-12

                              VAN KAMPEN BOND FUND

               (Names of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed per Exchange Act Rules 14a-6(i)(1) and 0-11.

[ ] Fee paid previously with preliminary materials.

                                --  MAY 2007  --
--------------------------------------------------------------------------------
                                IMPORTANT NOTICE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 TO VAN KAMPEN
                             BOND FUND SHAREHOLDERS
--------------------------------------------------------------------------------

                                                             QUESTIONS & ANSWERS

---------------------------------------
   Although we recommend that you read the complete Proxy Statement, we have provided for your convenience a brief overview of the issues to be voted on.
---------------------------------------
Q      WHY IS A SHAREHOLDER
       MEETING BEING HELD?
A      The purposes of the
meeting of shareholders of Van Kampen Bond Fund (the "Fund") are to elect nominees to the Board of Trustees and to seek the approval of shareholders to replace a fundamental policy of the Fund with a non-fundamental policy.
Q      WHAT PROPOSAL WILL BE
       VOTED ON?
A      You are being asked to
(i) elect nominees for the Board of Trustees of the Fund and (ii) vote on a proposal to replace the Fund's fundamental policy regarding the Fund's ability to invest in securities or obligations of foreign issuers with a non-fundamental policy.
Q      WILL MY VOTE MAKE
       A DIFFERENCE?
A      Yes, your vote is important
and will make a difference no matter how many shares you own. We encourage all shareholders to participate in the governance of their Fund.
Q      HOW DOES THE BOARD OF
       TRUSTEES RECOMMEND THAT I VOTE?
A      After careful consideration,
the Board of Trustees recommends that you vote "FOR ALL" of the nominees and "FOR" the proposal replacing one of the Fund's fundamental policies with a non-fundamental policy on the enclosed proxy card.

Q      HOW DO I VOTE MY PROXY?
A      You may cast your vote by
mail, phone or internet. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. If you choose to vote via phone or internet, please refer to the instructions found on the proxy card accompanying this Proxy Statement. To vote by phone or internet, you will need the "control number" that appears on the proxy card.
Q      WHERE DO I CALL FOR
       MORE INFORMATION?
A      Please call Van Kampen's
Client Relations Department at 1-800-341-2929 or visit our website at www.vankampen.com, where you can send us an e-mail message by selecting "Contact Us."

                              ABOUT THE PROXY CARD
--------------------------------------------------------------------------------

Please vote on each issue using blue or black ink to mark an X in one of the boxes provided on the proxy card.

ELECTION OF TRUSTEES - mark "FOR ALL," "WITHHOLD" or "FOR ALL EXCEPT."

To withhold authority to vote for any one or more individual nominee(s), check "FOR ALL EXCEPT" and write the nominee's name in the line below.

APPROVAL OF REPLACING THE FUND'S FUNDAMENTAL POLICY REGARDING INVESTMENT IN SECURITIES OR OBLIGATIONS OF FOREIGN ISSUERS WITH A NON-FUNDAMENTAL POLICY
 -- mark "For," "Against" or "Abstain."

Sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.


[ ]  PLEASE MARK
 X   VOTES AS IN
     THIS EXAMPLE

                              VAN KAMPEN BOND FUND
                         ANNUAL MEETING OF SHAREHOLDERS
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                                             FOR ALL
                          FOR ALL  WITHHOLD  EXCEPT
1.   Authority to vote        [ ]    [ ]       [ ]      3. To transact such other business as may
     for the election as                                   properly come before the Meeting.
     Class X Trustees
     the nominees named
     below:

XXXXXXXXX, XXXXXXXXX, XXXXXXXXX

     To withhold authority to vote for any one or more
     individual nominee check "For All Except" and write
     the
     nominee's name on the line below.
     ----------------------------------

2.   Authority to replace the Fund's fundamental policy      FOR      AGAINST      ABSTAIN
     regarding the Fund's ability to invest in securities  [ ]     [ ]       [ ]
     or obligations of foreign issuers with a
     non-fundamental policy.

Please be sure to sign and date this Proxy, Date

Shareholder sign here       Co-owner sign here

 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                   SAMPLE

                              VAN KAMPEN BOND FUND

                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                                 (800) 341-2929

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD JUNE 22, 2007

  Notice is hereby given to the holders of common shares of beneficial interest ("Common Shares") of the Van Kampen Bond Fund (the "Fund") that an Annual Meeting of Shareholders of the Fund (the "Meeting") will be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Friday, June 22, 2007 at 10:00 a.m., for the following purposes:

1.   To elect three Class III trustees by the holders of Common
     Shares of the Fund. The elected Class III trustees will each serve for a three year term or until a successor shall have been duly elected and qualified.
2. To approve replacing the Fund's fundamental policy regarding investment in securities or obligations of foreign issuers with a non-fundamental policy.
3. To transact such other business as may properly come before the Meeting or any adjournments thereof.

  Holders of record of the Common Shares of the Fund at the close of business on April 27, 2007 are entitled to notice of and to vote at the Meeting and any adjournment thereof.

                                    By order of the Board of Trustees

                                    STEFANIE V. CHANG,
                                    Vice President
May 8, 2007

  THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT TO ANY SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE FUND BY CALLING 1-800-341-2929 OR BY WRITING TO THE FUND AT 1 PARKVIEW PLAZA, PO BOX 5555, OAKBROOK TERRACE, ILLINOIS 60181-5555.

  SHAREHOLDERS OF THE FUND ARE INVITED TO ATTEND THE MEETING IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN SUCH PROXY CARD, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED

IN THE UNITED STATES. YOU MAY ALSO RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

  IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY PROMPTLY OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

  The Board of Trustees of the Fund recommends that you cast your vote:

  - FOR ALL of the nominees for the Board of Trustees listed in the Proxy Statement.

  - FOR approval of replacing the Fund's fundamental policy regarding investment in securities or obligations of foreign issuers with a non-fundamental policy.

                            YOUR VOTE IS IMPORTANT.
                     PLEASE RETURN YOUR PROXY CARD PROMPTLY
                       NO MATTER HOW MANY SHARES YOU OWN.

                                PROXY STATEMENT

                              VAN KAMPEN BOND FUND

                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                                 (800) 341-2929

                         ANNUAL MEETING OF SHAREHOLDERS

                                 JUNE 22, 2007
------------------------------------------------------------------------------

                                  INTRODUCTION
------------------------------------------------------------------------------

  This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the "Trustees" or the "Board") of the Van Kampen Bond Fund (the "Fund") of proxies to be voted at the Annual Meeting of Shareholders of the Fund, and all adjournments thereof (the "Meeting"), to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Friday, June 22, 2007, at 10:00 a.m. The approximate mailing date of this Proxy Statement and accompanying form of proxy is May 8, 2007.

  The purposes of the Meeting are:

  1. To elect three Class III trustees by the holders of common shares of beneficial interest (the "Common Shares") of the Fund. The elected Class III trustees will each serve for a three year term or until a successor shall have been duly elected and qualified.

  2. To approve replacing the Fund's fundamental policy regarding investment in securities or obligations of foreign issuers with a non-fundamental policy.

  3. To transact such other business as may properly come before the Meeting or any adjournments thereof.

  Participating in the Meeting are holders of Common Shares of the Fund. The Board has fixed the close of business on April 27, 2007 as the record date (the "Record Date") for the determination of holders of Common Shares of the Fund entitled to vote at the Meeting. At the close of business on April 27, 2007, there were issued and outstanding [ ] Common Shares of the Fund.

  THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT TO ANY SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD

BE DIRECTED TO THE FUND BY CALLING 1-800-341-2929 OR BY WRITING TO THE FUND AT 1 PARKVIEW PLAZA, PO BOX 5555, OAKBROOK TERRACE, ILLINOIS 60181-5555.

VOTING

  Holders of Common Shares of the Fund ("Common Shareholders") on the Record Date are entitled to one vote per Common Share with respect to any proposal submitted to the Common Shareholders of the Fund, with no Common Share having cumulative voting rights. The voting requirement for passage of a particular proposal depends on the nature of the proposal.

  With respect to Proposal 1, the affirmative vote of a plurality of the Common Shares of the Fund present at the Meeting in person or by proxy is required to elect each nominee for Trustee of the Fund. Election by plurality means those persons who receive the highest number of votes cast "FOR" up to the total number of persons to be elected as Trustees at the Meeting shall be elected. With respect to Proposal 2, the affirmative vote of a majority of the Fund's Common Shares (defined as the lesser of (i) 67% or more of the voting securities present at the Meeting of shareholders, if holders of more than 50% of the outstanding voting securities are present at the Meeting, or (ii) more than 50% of the outstanding voting securities).

  THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS THAT YOU CAST YOUR VOTE FOR ALL OF THE NOMINEES FOR THE BOARD OF TRUSTEES LISTED IN THE PROXY STATEMENT.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted "FOR" each proposal as to which they are entitled to be voted. Abstentions and broker non-votes (i.e., where a nominee such as a broker, holding shares for beneficial owners, indicates that instructions have not been received from the beneficial owners, and the nominee does not exercise discretionary authority) are not treated as votes "FOR" a proposal. With respect to Proposal 1 (the election of Trustees), abstentions and broker non-votes are disregarded since only votes "For" are considered in a plurality voting requirement. With respect to Proposal 2 (replacement of a fundamental policy of the Fund with a non-fundamental policy), shareholder approval requires approval by a majority of the Fund's Common Shares (defined as the lesser of (i) 67% or more of the voting securities present at the Meeting of shareholders, if holders of more than 50% of the outstanding voting securities are present at such Meeting, or (ii) more than 50% of the outstanding voting securities); thus abstentions and broker non-votes will not be treated as votes "For" the proposal and will have the same effect as votes "Against" the proposal. A majority of the outstanding Common Shares of the Fund entitled to vote must be present in person or by proxy to have a quorum for the Fund to conduct business at the Meeting. Abstentions and broker non-votes will be deemed present for quorum purposes.

  Common Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, by recording later-dated voting instructions via the internet or automated telephone or by attending the Meeting and voting in person.

  The Fund knows of no business other than the election of Trustees and the replacement of a fundamental policy of the Fund with a non-fundamental policy that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment. In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, proxies (including abstentions and broker non-votes) would be voted in favor of one or more adjournments of the Meeting to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

INVESTMENT ADVISER

  The investment adviser for the Fund is Van Kampen Asset Management (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $117 billion under management or supervision as of February 28, 2007. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The principal business address of the Adviser and Van Kampen Investments is 1221 Avenue of the Americas, New York, New York 10020.

OTHER SERVICE PROVIDERS

  The Fund has entered into an accounting services agreement with the Adviser. The Fund has entered into an employment agreement with John Sullivan and Morgan Stanley pursuant to which Mr. Sullivan, an employee of Morgan Stanley, serves as Chief Compliance Officer of the Fund and other Van Kampen funds. The principal business address of Mr. Sullivan is 1 Parkview Plaza, Oakbrook Terrace, IL 60181. The principal business address of Morgan Stanley is 1221 Avenue of the Americas, New York, New York 10020.
 ------------------------------------------------------------------------------

                        PROPOSAL 1: ELECTION OF TRUSTEES
 ------------------------------------------------------------------------------

  Trustees are to be elected by the shareholders at the Meeting in the following manner. Three Class III Trustees are to be elected at the Meeting, to serve until the later of the Fund's Annual Meeting of Shareholders in 2010 or until their successors have been duly elected and qualified. Holders of Common Shares will vote with respect to three Class III Trustees (R. Craig Kennedy, Jack E. Nelson and Hugo F. Sonnenschein) designated to be elected by such class of shares. An affirmative vote of a plurality of the Common Shares of the Fund is required to elect the respective nominees. It is the intention of the persons named in the enclosed proxy to vote the Common Shares represented by them for the election of the nominees listed unless the proxy is marked otherwise.

  As in the past, only one class of Trustees is being submitted to shareholders of the Fund for election at the Meeting. The Declaration of Trust of the Fund provides that the Board of Trustees shall consist of Trustees divided into three classes, the classes to be as nearly equal in number as possible. The Trustees of only one class are elected at each annual meeting so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each three-year period. This type of classification may prevent replacement of a majority of Trustees of the Fund for up to a two-year period. The foregoing is subject to the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), applicable state law based on the state of organization of the Fund, the Fund's Declaration of Trust and the Fund's Bylaws.

      INFORMATION REGARDING TRUSTEES AND NOMINEES FOR ELECTION AS TRUSTEE

  The business and affairs of the Fund are managed under the direction of the Board of Trustees. The tables below list the incumbent Trustees and nominees for Trustee, their principal occupations during the last five years, other directorships held by them and their affiliations, if any, with the Adviser or its affiliates. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the Record Date. Trustees of the Fund generally serve three year terms or until their successors are duly elected and qualified. All nominees have consented to being named in this Proxy Statement and have agreed to serve if elected.

INDEPENDENT TRUSTEES:

                                                                                                   NUMBER OF
                                                TERM OF                                             FUNDS IN
                                               OFFICE AND                                             FUND
                                  POSITION(S)  LENGTH OF                                            COMPLEX
NAME, AGE AND ADDRESS              HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                  OVERSEEN
OF TRUSTEE                           FUND        SERVED    DURING PAST 5 YEARS                     BY TRUSTEE
David C. Arch(1) (61)             Trustee      Trustee of  Chairman and Chief Executive Officer        73
Blistex Inc.                                   the Fund    of Blistex Inc., a consumer health
1800 Swift Drive                               since 1997  care products manufacturer. Director
Oak Brook, IL 60523                                        of the Heartland Alliance, a
                                                           nonprofit organization serving human
                                                           needs based in Chicago. Former
                                                           Director of St. Vincent de Paul
                                                           Center, a Chicago based day care
                                                           facility serving the children of low
                                                           income families. Board member of the
                                                           Illinois Manufacturers' Association.

Jerry D. Choate(1) (68)           Trustee      Trustee of  Prior to January 1999, Chairman and         73
33971 Selva Road                               the Fund    Chief Executive Officer of the
Suite 130                                      since 2003  Allstate Corporation ("Allstate") and
Dana Point, CA 92629                                       Allstate Insurance Company. Prior to
                                                           January 1995, President and Chief
                                                           Executive Officer of Allstate. Prior
                                                           to August 1994, various management
                                                           positions at Allstate.


NAME, AGE AND ADDRESS             OTHER DIRECTORSHIPS
OF TRUSTEE                        HELD BY TRUSTEE
David C. Arch(1) (61)             Trustee/Director/Managing
Blistex Inc.                      General Partner of funds in
1800 Swift Drive                  the Fund Complex.
Oak Brook, IL 60523


Jerry D. Choate(1) (68)           Trustee/Director/Managing
33971 Selva Road                  General Partner of funds in
Suite 130                         the Fund Complex. Director
Dana Point, CA 92629              of H&R Block, Director of
                                  Amgen Inc., a
                                  biotechnological company,
                                  and Director of Valero
                                  Energy Corporation, an
                                  independent refining
                                  company.

                                                                                                   NUMBER OF
                                                TERM OF                                             FUNDS IN
                                               OFFICE AND                                             FUND
                                  POSITION(S)  LENGTH OF                                            COMPLEX
NAME, AGE AND ADDRESS              HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                  OVERSEEN
OF TRUSTEE                           FUND        SERVED    DURING PAST 5 YEARS                     BY TRUSTEE
Rod Dammeyer(2) (66)              Trustee      Trustee of  President of CAC, L.L.C., a private         73
CAC, L.L.C.                                    the Fund    company offering capital investment
4350 LaJolla Village Drive                     since 1997  and management advisory services.
Suite 980                                                  Prior to February 2001, Vice Chairman
San Diego, CA 92122-6223                                   and Director of Anixter
                                                           International, Inc., a global
                                                           distributor of wire, cable and
                                                           communications connectivity products.


NAME, AGE AND ADDRESS             OTHER DIRECTORSHIPS
OF TRUSTEE                        HELD BY TRUSTEE
Rod Dammeyer(2) (66)              Trustee/Director/Managing
CAC, L.L.C.                       General Partner of funds in
4350 LaJolla Village Drive        the Fund Complex. Director
Suite 980                         of Quidel Corporation,
San Diego, CA 92122-6223          Stericycle, Inc., Ventana
                                  Medical Systems, Inc., and
                                  GATX Corporation, and
                                  Trustee of The Scripps
                                  Research Institute. Prior to
                                  January 2005, Trustee of the
                                  University of Chicago
                                  Hospitals and Health
                                  Systems. Prior to April
                                  2004, Director of
                                  TheraSense, Inc. Prior to
                                  January 2004, Director of
                                  TeleTech Holdings Inc. and
                                  Arris Group, Inc. Prior to
                                  May 2002, Director of
                                  Peregrine Systems Inc. Prior
                                  to February 2001, Director
                                  of IMC Global Inc.

                                                                                                   NUMBER OF
                                                TERM OF                                             FUNDS IN
                                               OFFICE AND                                             FUND
                                  POSITION(S)  LENGTH OF                                            COMPLEX
NAME, AGE AND ADDRESS              HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                  OVERSEEN
OF TRUSTEE                           FUND        SERVED    DURING PAST 5 YEARS                     BY TRUSTEE
Linda Hutton Heagy(2) (58)        Trustee      Trustee of  Managing Partner of Heidrick &              73
Heidrick & Struggles                           the Fund    Struggles, an executive search firm.
233 South Wacker Drive                         since 2003  Trustee on the University of Chicago
Suite 7000                                                 Hospitals Board, Vice Chair of the
Chicago, IL 60606                                          Board of the YMCA of Metropolitan
                                                           Chicago and a member of the Women's
                                                           Board of the University of Chicago.
                                                           Prior to 1997, Partner of Ray &
                                                           Berndtson, Inc., an executive
                                                           recruiting firm. Prior to 1996,
                                                           Trustee of The International House
                                                           Board, a fellowship and housing
                                                           organization for international
                                                           graduate students. Prior to 1995,
                                                           Executive Vice President of ABN AMRO,
                                                           N.A., a bank holding company. Prior
                                                           to 1990, Executive Vice President of
                                                           The Exchange National Bank.


NAME, AGE AND ADDRESS             OTHER DIRECTORSHIPS
OF TRUSTEE                        HELD BY TRUSTEE
Linda Hutton Heagy(2) (58)        Trustee/Director/Managing
Heidrick & Struggles              General Partner of funds in
233 South Wacker Drive            the Fund Complex.
Suite 7000
Chicago, IL 60606

                                                                                                   NUMBER OF
                                                TERM OF                                             FUNDS IN
                                               OFFICE AND                                             FUND
                                  POSITION(S)  LENGTH OF                                            COMPLEX
NAME, AGE AND ADDRESS              HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                  OVERSEEN
OF TRUSTEE                           FUND        SERVED    DURING PAST 5 YEARS                     BY TRUSTEE

R. Craig Kennedy(3) (55)          Trustee      Trustee of  Director and President of the German        73
1744 R Street, N.W.                            the Fund    Marshall Fund of the United States,
Washington, D.C. 20009                         since 2003  an independent U.S. foundation
                                                           created to deepen understanding,
                                                           promote collaboration and stimulate
                                                           exchanges of practical experience
                                                           between Americans and Europeans.
                                                           Formerly, advisor to the Dennis
                                                           Trading Group Inc., a managed futures
                                                           and option company that invests money
                                                           for individuals and institutions.
                                                           Prior to 1992, President and Chief
                                                           Executive Officer, Director and
                                                           member of the Investment Committee of
                                                           the Joyce Foundation, a private
                                                           foundation.

Howard J Kerr(1) (71)             Trustee      Trustee of  Prior to 1998, President and Chief          73
14 Huron Trace                                 the Fund    Executive Officer of Pocklington
Galena, IL 61036                               since 1997  Corporation, Inc., an investment
                                                           holding company. Director of the
                                                           Marrow Foundation.


NAME, AGE AND ADDRESS             OTHER DIRECTORSHIPS
OF TRUSTEE                        HELD BY TRUSTEE

R. Craig Kennedy(3) (55)          Trustee/Director/Managing
1744 R Street, N.W.               General Partner of funds in
Washington, D.C. 20009            the Fund Complex.


Howard J Kerr(1) (71)             Trustee/Director/Managing
14 Huron Trace                    General Partner of funds in
Galena, IL 61036                  the Fund Complex. Director
                                  of the Lake Forest Bank &
                                  Trust.

                                                                                                   NUMBER OF
                                                TERM OF                                             FUNDS IN
                                               OFFICE AND                                             FUND
                                  POSITION(S)  LENGTH OF                                            COMPLEX
NAME, AGE AND ADDRESS              HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                  OVERSEEN
OF TRUSTEE                           FUND        SERVED    DURING PAST 5 YEARS                     BY TRUSTEE

Jack E. Nelson(3) (71)            Trustee      Trustee of  President of Nelson Investment              73
423 Country Club Drive                         the Fund    Planning Services, Inc., a financial
Winter Park, FL 32789                          since 2003  planning company and registered
                                                           investment adviser in the State of
                                                           Florida. President of Nelson Ivest
                                                           Brokerage Services Inc., a member of
                                                           the NASD, Securities Investors
                                                           Protection Corp. and the Municipal
                                                           Securities Rulemaking Board.
                                                           President of Nelson Sales and
                                                           Services Corporation, a marketing and
                                                           services company to support
                                                           affiliated companies.

Hugo F. Sonnenschein(3) (66)      Trustee      Trustee of  President Emeritus and Honorary             73
1126 E. 59th Street                            the Fund    Trustee of the University of Chicago
Chicago, IL 60637                              since 1997  and the Adam Smith Distinguished
                                                           Service Professor in the Department
                                                           of Economics at the University of
                                                           Chicago. Prior to July 2000,
                                                           President of the University of
                                                           Chicago. Trustee of the University of
                                                           Rochester and a member of its
                                                           investment committee. Member of the
                                                           National Academy of Sciences, the
                                                           American Philosophical Society and a
                                                           fellow of the American Academy of
                                                           Arts and Sciences. Prior to 2006,
                                                           Director of Winston Laboratories,
                                                           Inc.


NAME, AGE AND ADDRESS             OTHER DIRECTORSHIPS
OF TRUSTEE                        HELD BY TRUSTEE

Jack E. Nelson(3) (71)            Trustee/Director/Managing
423 Country Club Drive            General Partner of funds in
Winter Park, FL 32789             the Fund Complex.

Hugo F. Sonnenschein(3) (66)      Trustee/Director/Managing
1126 E. 59th Street               General Partner of funds in
Chicago, IL 60637                 the Fund Complex.

                                                                                                   NUMBER OF
                                                TERM OF                                             FUNDS IN
                                               OFFICE AND                                             FUND
                                  POSITION(S)  LENGTH OF                                            COMPLEX
NAME, AGE AND ADDRESS              HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                  OVERSEEN
OF TRUSTEE                           FUND        SERVED    DURING PAST 5 YEARS                     BY TRUSTEE

Suzanne H. Woolsey, Ph.D.(1)      Trustee      Trustee of  Chief Communications Officer of the         73
(65)                                           the Fund    National Academy of Sciences/National
815 Cumberstone Road                           since 2003  Research Council, an independent,
Harwood, MD 20776                                          federally chartered policy
                                                           institution, from 2001 to November
                                                           2003 and Chief Operating Officer from
                                                           1993 to 2001. Director of the
                                                           Institute for Defense Analyses, a
                                                           federally funded research and
                                                           development center, Director of the
                                                           German Marshall Fund of the United
                                                           States, Director of the Rocky
                                                           Mountain Institute and Trustee of
                                                           California Institute of Technology
                                                           and Colorado College. Prior to 1993,
                                                           Executive Director of the Commission
                                                           on Behavioral and Social Sciences and
                                                           Education at the National Academy of
                                                           Sciences/National Research Council.
                                                           From 1980 through 1989, Partner of
                                                           Coopers & Lybrand. Director of
                                                           Neurogen Corporation, a
                                                           pharmaceutical company, from January
                                                           1998 until June 2006.


NAME, AGE AND ADDRESS             OTHER DIRECTORSHIPS
OF TRUSTEE                        HELD BY TRUSTEE

Suzanne H. Woolsey, Ph.D.(1)      Trustee/Director/Managing
(65)                              General Partner of funds in
815 Cumberstone Road              the Fund Complex. Director
Harwood, MD 20776                 of Fluor Corp., an
                                  engineering, procurement and
                                  construction organization,
                                  since January 2004. Director
                                  of Intelligent Medical
                                  Devices, a company that
                                  develops symptom-based
                                  diagnostic tools for
                                  physicians and clinical
                                  labs.

INTERESTED TRUSTEE:

                                                                                                                   NUMBER OF
                                          TERM OF                                                                   FUNDS IN
                                         OFFICE AND                                                                   FUND
                            POSITION(S)  LENGTH OF                                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                                        OVERSEEN
OF TRUSTEE                     FUND        SERVED    DURING PAST 5 YEARS                                           BY TRUSTEE

Wayne W. Whalen*(2) (67)    Trustee      Trustee of  Partner in the law firm of Skadden, Arps, Slate, Meagher &        73
333 West Wacker Drive                    the Fund    Flom LLP, legal counsel to certain funds in the Fund
Chicago, IL 60606                        since 1997  Complex.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF TRUSTEE                  HELD BY TRUSTEE

Wayne W. Whalen*(2) (67)    Trustee/Director/
333 West Wacker Drive       Managing General
Chicago, IL 60606           Partner of funds in
                            the Fund Complex.
                            Director of the
                            Abraham Lincoln
                            Presidential Library
                            Foundation.

---------------
 (1) Designated as a Class I trustee.

 (2) Designated as a Class II trustee.

 (3) Designated as a Class III trustee.

 * Mr. Whalen is an interested person of funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

REMUNERATION OF TRUSTEES

  The compensation of Trustees and executive officers that are affiliated persons (as defined in 1940 Act) of the Adviser or Van Kampen Investments is paid by the respective affiliated entity. The funds in the Fund Complex, including the Fund, pay the non-affiliated Trustees an annual retainer and meeting fees for services to funds in the Fund Complex.

  Each fund in the Fund Complex (except the Van Kampen Exchange Fund) provides a deferred compensation plan to its non-affiliated Trustees that allows such Trustees to defer receipt of compensation and earn a return on such deferred amounts based upon the return of the common shares of the funds in the Fund Complex as selected by the respective non-affiliated Trustees. Each fund in the Fund Complex (except the Van Kampen Exchange Fund) also provides a retirement plan to its non-affiliated Trustees that provides non-affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

  Each non-affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such non-affiliated Trustee until retirement. Amounts deferred are retained by the respective fund and earn a rate of return determined by reference to the return on the common shares of such fund or other funds in the Fund Complex as selected by the respective non-affiliated Trustee, with the same economic effect as if such non-affiliated Trustee had invested in one or more funds in the Fund Complex, including the Fund. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the non-affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

  The Fund has adopted a retirement plan. Under the retirement plan, a non-affiliated Trustee who is receiving Trustee's compensation from the Fund prior to such non-affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) for the Fund and retires at or after attaining the age of 60, is eligible to receive a retirement benefit each year for ten years following such Trustee's retirement from the Fund. Non-affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from the Fund. Each Trustee has served as a member of the Fund's Board of Trustees since the year of such Trustee's appointment or election as set forth in the "Information Regarding Trustees and Nominees for Election as Trustee" section of this Proxy Statement.

  Additional information regarding compensation and benefits for Trustees is set forth below. As indicated in the notes accompanying the table, the amounts relate to either the Fund's most recently completed fiscal year ended June 30, 2006 or the Fund Complex's most recently completed calendar year ended December 31, 2006.

  Additional information regarding compensation and benefits for trustees of the Fund is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE

                                                          Fund Complex
                                      -----------------------------------------------------
                                         Aggregate          Aggregate
                                        Pension or          Estimated            Total
                                        Retirement       Maximum Annual      Compensation
                        Aggregate        Benefits       Benefits from the   before Deferral
                       Compensation   Accrued as Part     Fund Complex         from Fund
                         from the       of Expenses      Upon Retirement        Complex
        Name             Fund(1)            (2)                (3)                (4)
        ----           ------------   ---------------   -----------------   ---------------
INDEPENDENT TRUSTEES
David C. Arch             $3,174          $ 35,373          $105,000           $259,418
Jerry D. Choate            3,764            80,600           105,000            254,394
Rod Dammeyer               3,174            64,051           105,000            259,418
Linda Hutton Heagy         3,764            25,769           105,000            254,394
R. Craig Kennedy           3,764            18,372           105,000            254,394
Howard J Kerr              3,174           140,735           143,750            259,418
Jack E. Nelson             3,477            92,953           105,000            238,523
Hugo F. Sonnenschein       3,174            64,671           105,000            259,418
Suzanne H. Woolsey         3,764            57,060           105,000            254,394
INTERESTED TRUSTEE
Wayne W. Whalen            3,174            67,997           105,000            259,418

(1) The amounts shown in this column represent the aggregate compensation before deferral with respect to the Fund's fiscal year ended June 30, 2006. The following trustees deferred compensation from the Fund during the fiscal year ended June 30, 2006: Mr. Choate, $3,764; Mr. Dammeyer, $3,174; Ms. Heagy, $3,764; Mr. Nelson, $3,477; Mr. Sonnenschein, $3,174; and Mr. Whalen, $3,174. The cumulative deferred compensation (including interest) accrued with respect to each trustee, including former trustees, from the Fund as of Fund's fiscal year ended June 30, 2006 is as follows: Mr. Choate, $11,717; Mr. Dammeyer, $26,892; Ms. Heagy, $11,731; Mr. Kennedy, $1,455; Mr. Kerr, $3,036; Mr. Nelson, $11,815; Mr. Sonnenschein, $30,411; and Mr. Whalen, $32,701. The deferred compensation plan is described above the Compensation Table.

(2) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating funds in the Fund Complex for each of the trustees for the funds' respective fiscal years ended in 2006. The retirement plan is described above the Compensation Table.

(3) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex as of the date of this Statement of Additional Information for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The retirement plan is described above the Compensation Table.

(4) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2006 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

    BOARD COMMITTEES AND MEETINGS

  The Fund's Board of Trustees has three standing committees (an audit committee, a brokerage and services committee and a governance committee). Each committee is comprised solely of "Independent Trustees", which is defined for purposes herein as trustees who: (1) are not "interested persons" of the Fund as defined by the 1940 Act and (2) are "independent" of the Fund as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards.

  The Board's audit committee consists of Messrs. Choate, Dammeyer and Kennedy. In addition to being Independent Trustees as defined above, each of these Trustees also meets the additional independence requirements for audit committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The audit committee makes recommendations to the Board of Trustees concerning the selection of the Fund's independent registered public accounting firm, reviews with such independent registered public accounting firm the scope and results of the Fund's annual audit and considers any comments which the independent registered public accounting firm may have regarding the Fund's financial statements, accounting records or internal controls. The Board of Trustees has adopted a formal written charter for the audit committee which sets forth the audit committee's responsibilities. The audit committee has reviewed and discussed the financial statements of the Fund with management as well as with the independent registered public accounting firm of the Fund, and discussed with the independent registered public accounting firm the matters required to be discussed under the Statement of Auditing Standards No. 61. The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required under Independence Standard Board Standard No. 1 and has discussed with the independent auditors their independence. Based on this review, the audit committee recommended to the Board of Trustees of the Fund that the Fund's audited financial statements be included in the Fund's annual report to shareholders for the most recent fiscal year for filing with the Securities and Exchange Commission ("SEC"). Each member of the Fund's audit committee is deemed an audit committee financial expert.

  In accordance with proxy rules promulgated by the SEC, a fund's audit committee charter is required to be filed at least once every three years as an exhibit to a fund's proxy statement. The audit committee charter for the Fund is attached as Annex A hereto.

  The Board's brokerage and services committee consists of Mesdames Heagy and Woolsey and Mr. Sonnenschein. The brokerage and services committee reviews the Fund's allocation of brokerage transactions and soft-dollar practices and reviews the transfer agency and shareholder servicing arrangements.

  The Board's governance committee consists of Messrs. Arch, Kerr and Nelson. In addition to being Independent Trustees as defined above, each of these Trustees also meets the additional independence requirements for nominating committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The governance committee identifies individuals qualified to serve as Independent Trustees on the Board and on committees of the Board, advises the Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to the Fund, monitors corporate governance matters and makes recommendations to the Board, and acts as the administrative committee with respect to Board policies and procedures, committee policies and procedures and codes of ethics. The Independent Trustees of the Fund select and nominate any other nominee Independent Trustees for the Fund. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Trustees as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below.

  In accordance with proxy rules promulgated by the SEC, a fund's nominating committee charter is required to be filed at least once every three years as an exhibit to a fund's proxy statement. The governance committee charter for the Fund which includes the Fund's nominating policies, is attached as Annex B hereto.

  During the fiscal year ended June 30, 2006, the Board of Trustees of the Fund held ten meetings. During the Fund's last fiscal year, the audit committee of the Fund held four meetings, the brokerage and services committee of the Board of the Fund held four meetings and the governance committee of the Board held two meetings. During the last fiscal year, each of the Trustees of the Fund during the period such Trustee served as a Trustee attended at least 75% of the meetings of the Fund's Board of Trustees and all committee meetings thereof of which such Trustee was a member.

SHAREHOLDER COMMUNICATIONS

  Shareholders may send communications to the Fund's Board of Trustees. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for such Trustee above. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

SHAREHOLDER APPROVAL

  With respect to Proposal 1, the affirmative vote of a plurality of the Common Shares of the Fund present at the Meeting in person or by proxy is required to elect each nominee for Trustee of the Fund. Election by plurality means those persons who receive the highest number of votes cast "FOR" up to the total number of persons to be elected as Trustees at the Meeting shall be elected. There is no cumulative voting with respect to the election of Trustees.

  THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR ALL" OF THE NOMINEES.
 ------------------------------------------------------------------------------

  PROPOSAL 2: REPLACE A FUNDAMENTAL POLICY OF THE FUND WITH A NON-FUNDAMENTAL
                                     POLICY
 ------------------------------------------------------------------------------

  The Fund's investment objective is to seek interest income while conserving capital. The Fund seeks to achieve this objective through investing in a diversified portfolio consisting primarily of high-quality debt securities rated, at the time of purchase by the Fund, in one of the four highest rating categories by certain nationally recognized rating agencies. It is the Fund's policy, which may not be changed without shareholder approval, to have at least 80% of its total assets invested in (i) debt securities rated, at the time of purchase by the Fund, in one of the four highest categories by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") or Fitch Investors Service, Inc. ("Fitch"); (ii) securities of, or guaranteed by, the U.S. Government or any agency of the U.S. Government; (iii) commercial paper rated "prime"; or (iv) cash and cash equivalents. The Fund is not proposing any changes to the investment objective or primary investment strategy as set forth in the preceding sentences.

  The Fund also operates under other policies, some of which are operating policies that may be changed by the Fund's Board of Trustees without shareholder approval and some of which are "fundamental" policies that may only be changed with shareholder approval. The Fund seeks to eliminate a fundamental policy and replace it with a non-fundamental policy to allow the Fund to invest up to 20% of the Fund's total assets in both U.S. dollar denominated and non-U.S. dollar denominated securities or obligations of foreign issuers. Changes in fundamental policies require the approval of the holders of a majority of the Fund's outstanding Common Shares (defined as the lesser of (i) 67% or more of the voting securities present at a meeting of shareholders, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy at such meeting, or (ii) more than 50% of the outstanding voting securities).

OVERVIEW

  The Fund seeks to invest up to 20% of the Fund's total assets in both U.S. dollar denominated and non-U.S. dollar denominated securities or obligations of foreign issuers to benefit the Fund's Common Shareholders. The Adviser believes that the ability to invest in foreign securities (denominated in both U.S. dollars and non-U.S. dollars), which may include emerging market securities, will allow the Fund to better achieve its investment objective. Under the Fund's current policy, the Fund is currently authorized to invest in an amount not to exceed 10% of the total assets of the Fund at the time of purchase, in securities or obligations of foreign issuers so long as the principal and interest on such securities are payable in U.S. currency and such securities are rated by a U.S. rating agency as A or better. The Fund seeks to replace this policy with a non-fundamental policy that allows the Fund to invest up to 20% of the Fund's net assets in both U.S. dollar denominated and non-U.S. dollar denominated securities or obligations of foreign issuers. In addition, it is proposed that the more restrictive quality limitation for foreign investments be eliminated. As mentioned above, the Fund is not changing its primary investment strategy (of investing primarily in high-quality debt securities); thus, applying the proposed change, the Fund will continue to invest at least 80% of its total assets (domestic or foreign) in the categories described above. If approved, the Adviser may also engage in foreign currency hedges and cross hedges as described below.

  The remainder of this section provides: (1) the details on the Fund's current fundamental policy regarding investment in securities or obligations of foreign issuers and the new proposed non-fundamental policy; (2) a summary of the recommendation for this proposal and the Board's conclusion that the proposal is in the best interests of the Fund's Common Shareholders; and (3) a discussion of the risks of investing in securities or obligations of foreign issuers.

THE FUND'S POLICY REGARDING INVESTING IN SECURITIES FOREIGN ISSUERS -- CURRENT AND PROPOSED

  The Fund currently has a fundamental policy that provides that the Fund:

         may invest in an amount not to exceed 10% of the total assets of the Fund at the time of purchase, in securities or obligations of foreign issuers so long as the principal and interest on such securities are payable in U.S. currency and such securities are rated by a U.S. rating agency as A or better.

  The Board of Trustees proposes replacing the above described fundamental policy with a non-fundamental policy that allows the Fund to invest up to 20% of the Fund's total assets in both U.S. dollar denominated and non-U.S. dollar denominated securities or obligations of foreign issuers. Since the Adviser proposes to invest in securities of foreign issuers that are denominated in non-U.S. dollars, if approved, the Fund may use forward contracts to hedge the currency risk associated with such investments back to the U.S. dollar. In addition to such direct hedging using forward contracts, the Fund may also enter into "cross hedges."

  The Adviser believes that the ability to invest in securities of foreign issuers (denominated in both U.S. dollars and non-U.S. dollars), which may include securities of emerging market issuers, will allow the Fund to better achieve its investment objective.

ACTION AND RECOMMENDATION OF THE BOARD OF TRUSTEES

  Representatives of the Adviser made presentations to the Fund's Board of Trustees proposing the replacement of the Fund's fundamental policy regarding the ability to invest in securities of foreign issuers with a non-fundamental policy. The Adviser believes the increased ability of the Fund to invest in securities and obligations issued by foreign issuers will allow the Fund to better achieve its investment objective with limited additional risks. The Adviser noted that the Fund's competitors in its peer group invest, or are permitted to invest, in securities of foreign issuers to a greater extent than the Fund's current fundamental investment restriction allows. The Board of Trustees considered information prepared by the Adviser regarding potential benefits, costs and risks of replacing the fundamental policy with the non-fundamental policy. Among the potential benefits discussed were (i) allowing the Fund to better achieve its investment objective, (ii) the ability for the Fund to expand its portfolio while maintaining its principal investment strategy and (iii) the ability to invest to a greater extent in a type of issuer in which the Fund's competitors in its peer groups invest. The Adviser and the Board of Trustees discussed the Fund's current fundamental investment restriction on investing in securities of foreign issuers.

  After careful consideration, the Board of Trustees determined that the approval of this proposal and the ability of the Fund to invest up to 20% of its total assets in securities of foreign issuers (both U.S. dollar denominated and non-U.S. dollar denominated) are in the best interests of the Fund's Common Shareholders.

RISKS OF INVESTING IN SECURITIES OF FOREIGN ISSUERS

  This section describes the risks of investing in securities of foreign issuers. Note that the Fund already is subject to many of these risks as the Fund may already invest up to 10% of its assets in U.S. dollar-denominated securities of foreign issuers. The proposal sought is to, among other things, increase the percentage allowed to 20% and to allow both U.S. dollar-denominated and non-U.S. dollar-denominated securities.

  Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

  In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

  Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact yields and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

  The Fund may invest in securities of issuers determined by the investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

  In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers, including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

  The Fund may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

  Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Fund may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

  The Fund may purchase and sell foreign currency on a spot (i.e., cash) basis in connection with the settlement of transactions in securities traded in such foreign currency. The Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

  The Fund may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Fund purchases a foreign security traded in the currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

  The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums and cash or other assets held in margin accounts with respect to such transactions are not otherwise available to the Fund for investment purposes.

  When conducted outside the United States, such transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lower trading volume and liquidity.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE PROPOSAL TO REPLACE THE FUNDAMENTAL POLICY REGARDING THE FUND'S ABILITY TO INVEST IN SECURITIES OR OBLIGATIONS OF FOREIGN ISSUERS WITH A NON-FUNDAMENTAL POLICY.

--------------------------------------------------------------------------------

                               OTHER INFORMATION
--------------------------------------------------------------------------------

EXECUTIVE OFFICERS OF THE FUND

  The following information relates to the executive officers of the Fund. Each officer also serves in the same capacity for all or a number of the other investment companies advised by the Adviser or affiliates of the Adviser. The officers of the Fund are appointed annually by the Trustees and serve for one year or until their respective successors are chosen and qualified. The Fund's officers receive no compensation from the Fund but may also be officers of the Adviser or officers of affiliates of the Adviser and receive compensation in such capacities.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
Ronald E. Robison (68)        President and       Officer     President of funds in the Fund Complex since September 2005
1221 Avenue of the Americas   Principal           since 2003  and Principal Executive Officer of funds in the Fund Complex
New York, NY 10020            Executive Officer               since May 2003. Managing Director of Van Kampen Advisors
                                                              Inc. since June 2003. Director of Investor Services since
                                                              September 2002. Director of the Adviser, Van Kampen
                                                              Investments and Van Kampen Exchange Corp. since January
                                                              2005. Managing Director of Morgan Stanley and Morgan Stanley
                                                              & Co. Incorporated. Managing Director and Director of Morgan
                                                              Stanley Investment Management Inc. Chief Administrative
                                                              Officer, Managing Director and Director of Morgan Stanley
                                                              Investment Advisors Inc. and Morgan Stanley Services Company
                                                              Inc. Managing Director and Director of Morgan Stanley
                                                              Distributors Inc. and Morgan Stanley Distribution Inc. Chief
                                                              Executive Officer and Director of Morgan Stanley Trust.
                                                              Executive Vice President and Principal Executive Officer of
                                                              the Institutional and Retail Morgan Stanley Funds. Director
                                                              of Morgan Stanley SICAV. Previously, Chief Global Operations
                                                              Officer of Morgan Stanley Investment Management Inc. and
                                                              Executive Vice President of funds in the Fund Complex from
                                                              May 2003 to September 2005.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS

Dennis Shea (53)              Vice President      Officer     Managing Director of Morgan Stanley Investment Advisors
1221 Avenue of the Americas                       since 2006  Inc., Morgan Stanley Investment Management Inc., the Adviser
New York, NY 10020                                            and Van Kampen Advisors Inc. Chief Investment
                                                              Officer -- Global Equity of the same entities since February
                                                              2006. Vice President of Morgan Stanley Institutional and
                                                              Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006. Previously, Managing
                                                              Director and Director of Global Equity Research at Morgan
                                                              Stanley from April 2000 to February 2006.

J. David Germany (52)         Vice President      Officer     Managing Director of Morgan Stanley Investment Advisors
20 Bank Street,                                   since 2006  Inc., Morgan Stanley Investment Management Inc., the Adviser
Canary Wharf                                                  and Van Kampen Advisors Inc. Chief Investment
London, GRB E14 4AD                                           Officer -- Global Fixed Income of the same entities since
                                                              December 2005. Managing Director and Director of Morgan
                                                              Stanley Investment Management Ltd. Director of Morgan
                                                              Stanley Investment Management (ACD) Limited since December
                                                              2003. Vice President of Morgan Stanley Institutional and
                                                              Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006.

Amy R. Doberman (45)          Vice President      Officer     Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                       since 2004  Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                            Management Inc., Morgan Stanley Investment Advisers Inc. and
                                                              the Adviser. Vice President of the Morgan Stanley
                                                              Institutional and Retail Funds since July 2004 and Vice
                                                              President of funds in the Fund Complex since August 2004.
                                                              Previously, Managing Director and General Counsel of
                                                              Americas, UBS Global Asset Management from July 2000 to July
                                                              2004 and General Counsel of Aeltus Investment Management,
                                                              Inc. from January 1997 to July 2000.

Stefanie V. Chang (40)        Vice President and  Officer     Executive Director of Morgan Stanley Investment Management
1221 Avenue of the Americas   Secretary           since 2003  Inc. Vice President and Secretary of funds in the Fund
New York, NY 10020                                            Complex.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS

John L. Sullivan (51)         Chief Compliance    Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza              Officer             since 1989  August 2004. Prior to August 2004, Director and Managing
Oakbrook Terrace, IL 60181                                    Director of Van Kampen Investments, the Adviser, Van Kampen
                                                              Advisors Inc. and certain other subsidiaries of Van Kampen
                                                              Investments, Vice President, Chief Financial Officer and
                                                              Treasurer of funds in the Fund Complex and head of Fund
                                                              Accounting for Morgan Stanley Investment Management. Prior
                                                              to December 2002, Executive Director of Van Kampen
                                                              Investments, the Adviser and Van Kampen Advisors Inc.

James W. Garrett (38)         Chief Financial     Officer     Managing Director of Morgan Stanley Investment Management,
Harborside Financial Center   Officer and         since 2006  Inc. since December 2006; Chief Financial Officer and
Jersey City, NJ 07311         Treasurer                       Treasurer of Morgan Stanley Institutional Funds since 2002 and of funds in the Fund Complex from January 2005 to August
                                                              2005 and since September 2006. Previously, Executive
                                                              Director of Morgan Stanley Investment Management Inc. from
                                                              2002 to December 2006.

SHAREHOLDER INFORMATION

  As of April 13, 2007, to the knowledge of the Fund, no shareholder owned beneficially more than 5% of the outstanding Common Shares of the Fund.

  The table below indicates the number of Common Shares of the Fund owned beneficially by each trustee and executive officer that owns shares of the Fund, as of April 13, 2007, and the percentage of such Trustee's Common Shares to the total Common Shares outstanding for the Fund.

                                                               COMMON SHARES OWNED
                                                               AS A PERCENTAGE OF
                                                   COMMON         COMMON SHARES
INDEPENDENT TRUSTEES                            SHARES OWNED       OUTSTANDING
--------------------                            ------------   -------------------
Kennedy.......................................         50               <1%
INTERESTED TRUSTEE
Whalen........................................        506               <1%

  Excluding any deferred compensation balances as described in the Compensation Table, as of December 31, 2006, the most recently completed calendar year prior to the date of this Proxy Statement, each trustee of the Fund beneficially owned equity securities of the Fund and of all of the funds in the Fund Complex overseen by the trustee in the dollar range amounts specified below.

                2006 TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES

INDEPENDENT TRUSTEES

                                                                 TRUSTEE
                        -----------------------------------------------------------------------------------------
                          ARCH    CHOATE   DAMMEYER   HEAGY    KENNEDY    KERR    NELSON   SONNENSCHEIN  WOOLSEY
                        --------  -------  --------  --------  --------  -------  -------  ------------  --------
Dollar range of equity
 securities in the
 Fund.................    none     none      none      none      $1-      none     none        none        none
                                                               $10,000
Aggregate dollar range
 of equity securities
 in all registered
 investment companies
 overseen by trustee
 in the Fund
 Complex..............    over    $10,001-   over    $50,001-    over      $1-      $1-      $50,001-      over
                        $100,000  $50,000  $100,000  $100,000  $100,000  $10,000  $10,000    $100,000    $100,000

INTERESTED TRUSTEE

                                                              TRUSTEE
                                                              --------
                                                               WHALEN
                                                              --------
Dollar range of equity securities in the Fund...............    $1-
                                                              $10,000
Aggregate dollar range of equity securities in all
  registered investment companies overseen by trustee in the
  Fund Complex..............................................    over
                                                              $100,000

  Including deferred compensation balances (which are amounts deferred and thus retained by the Fund as described in the Compensation Table), as of December 31, 2006, the most recently completed calendar year prior to the date of this Proxy Statement, each trustee of the Fund had in the aggregate, combining beneficially owned equity securities and deferred compensation of the Fund and of all of the funds in the Fund Complex overseen by the trustee, the dollar range of amounts specified below.

                     2006 TRUSTEE BENEFICIAL OWNERSHIP AND
                             DEFERRED COMPENSATION

INDEPENDENT TRUSTEES

                                                                 TRUSTEE
                       --------------------------------------------------------------------------------------------
                         ARCH     CHOATE   DAMMEYER   HEAGY    KENNEDY     KERR     NELSON   SONNENSCHEIN  WOOLSEY
                       --------  --------  --------  --------  --------  --------  --------  ------------  --------
Dollar range of
 equity securities
 and deferred
 compensation in the
 Fund................    none      over      over      none      $1-       none      none        none        none
                                 $100,000  $100,000            $10,000
Aggregate dollar
 range of equity
 securities and
 deferred
 compensation in all
 registered
 investment companies
 overseen by trustee
 in Fund Complex.....    over      over      over      over      over      over      over        over        over
                       $100,000  $100,000  $100,000  $100,000  $100,000  $100,000  $100,000    $100,000    $100,000

INTERESTED TRUSTEE

                                  TRUSTEE
                                  --------
                                   WHALEN
                                  --------
Dollar range of equity
 securities and deferred
 compensation in the Fund.......    $1-
                                  $10,000
Aggregate dollar range of equity
 securities and deferred
 compensation in all registered
 investment companies overseen
 by trustee in the Fund
 Complex........................    over
                                  $100,000

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 30(f) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934, as amended, require the Fund's Trustees, officers, investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of the Fund's equity securities to file forms with the SEC and the New York Stock Exchange or American Stock Exchange, as applicable, reporting their affiliation with the Fund and reports of ownership and changes in ownership of Fund Common Shares. These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file. Based on a review of these forms furnished to the Fund, the Fund believes that during its last fiscal year, its Trustees, officers, Adviser and affiliated persons of the Adviser complied with the applicable filing requirements.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

  The Board of Trustees of the Fund, including a majority of the Trustees who are not "interested persons" of the Fund (as defined by the 1940 Act), has selected Deloitte & Touche LLP ("D&T") as the independent auditors to examine the financial statements for the current fiscal year of the Fund. The selection of D&T for the current fiscal year was recommended and approved by the Fund's audit committee and approved by the Fund's Board. The Fund knows of no direct or indirect financial interest of D&T in the Fund.

AUDIT AND OTHER FEES

  The Fund and certain "covered entities" were billed the following amounts by D&T during the Fund's most recent two fiscal years.

FISCAL YEAR ENDED JUNE 30, 2006

                                               NON-AUDIT FEES
                                   ---------------------------------------
                         AUDIT      AUDIT-                ALL      TOTAL
ENTITY                    FEES     RELATED      TAX      OTHER   NON-AUDIT    TOTAL
------                  --------   --------    ------    -----   ---------   --------
Fund..................  $ 31,800   $      0    $1,600(3)  $0     $  1,600    $ 33,400
Covered Entities(1)...       N/A   $244,200(2) $    0     $0     $244,200    $244,200

FISCAL YEAR ENDED JUNE 30, 2005

                                               NON-AUDIT FEES
                                   ---------------------------------------
                          AUDIT     AUDIT-                ALL      TOTAL
ENTITY                    FEES     RELATED      TAX      OTHER   NON-AUDIT    TOTAL
------                   -------   --------    ------    -----   ---------   --------
Fund...................  $30,855   $      0    $1,600(3)  $0      $1,600     $ 32,455
Covered Entities(1)....      N/A   $321,000(2) $    0     $0      $    0     $321,000

---------------

(1) Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund.

(2) Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

(3) Tax Fees represent tax advice and compliance services provided in connection with the review of the Fund's tax return.

N/A -- Not Applicable.

  The audit committee of the Board has considered whether the provision of non-audit services performed by D&T to the Fund and "covered entities" is compatible with maintaining D&T's independence in performing audit services. The audit committee also is required to pre-approve services to "covered entities" to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund and 100% of such services were pre-approved by the audit committee pursuant to the audit committee's pre-approval policies and procedures. The Board's pre-approval policies and procedures are included as part of the Board's audit committee charter, which is filed as Annex A hereto.

  Representatives of D&T will attend the Meeting, will have the opportunity to make a statement if they desire to do so and will be available to answer appropriate questions.

EXPENSES

  The expenses of preparing, printing and mailing the enclosed form of proxy, the accompanying Notice and this Proxy Statement and all other costs, in connection with the solicitation of proxies will be borne by the Fund. The Fund will also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Fund, the Adviser or Van Kampen Investments, by the transfer agents of the Fund, by dealers or their representatives or by Computershare Fund Services, a solicitation firm that may be engaged to assist
in proxy solicitation at an estimated cost of approximately [           ].

SHAREHOLDER PROPOSALS

  To be considered for presentation at a shareholders' meeting, rules promulgated by the SEC generally require that, among other things, a shareholder's proposal must be received at the offices of the Fund a reasonable time before a solicitation is made. Shareholder proposals intended to be presented at the year 2008 annual meeting of shareholders for the Fund pursuant to Rule 14a-8 under the Exchange Act of 1934, as amended (the "Exchange Act"), must be received by the Fund at the Fund's principal executive offices by January 9, 2008. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Fund at the Fund's principal executive offices not later than March 25, 2008. Timely submission of a proposal does not necessarily mean that such proposal will be included. Any shareholder who wishes to submit a proposal for consideration at a meeting of the Fund should send such proposal to the Fund at the principal executive offices of the Fund at 1221 Avenue of the Americas, New York,

New York 10020, Attn: Van Kampen Asset Management General Counsel's Office.

GENERAL

  Management of the Fund does not intend to present and does not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

  A list of shareholders of the Fund entitled to be present and vote at the Meeting will be available at the offices of the Fund, 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, for inspection by any shareholder during regular business hours for ten days prior to the date of the Meeting.

  Failure of a quorum to be present at the Meeting for the Fund may necessitate adjournment and may subject the Fund to additional expense.

  IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                       STEFANIE V. CHANG,
                                       Vice President

May 8, 2007

                                                                         ANNEX A

                         JOINT AUDIT COMMITTEE CHARTER

                                     OF THE

                                VAN KAMPEN FUNDS

AS ADOPTED ON JULY 23, 2003(1)

---------------

(1) This Joint Audit Committee Charter, adopted as of the date above, supercedes and replaces all prior versions that may have been adopted from time to time.

1.  MISSION STATEMENT

  The Audit Committee (the "Audit Committee") is a committee of the Board of Trustees/Directors/Managing General Partners (referred to herein as the "Trustees" and collectively as the "Board") of each Van Kampen Fund (each a "Fund").(2) The purpose of the Audit Committee is to provide assistance to the Board in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, auditing, financial reporting, internal control over financial reporting and legal compliance functions of the Funds, including, without limitation; (a) assisting the Board's oversight of (i) the integrity of the Fund's financial statements, (ii) the Fund's compliance with legal and regulatory requirements, (iii) the qualifications, independence and performance of the Fund's independent auditors (the "Independent Auditors") and (iv) the performance of the Fund's internal audit function, and (b) making the statement by the Audit Committee pursuant to the rules of the Securities and Exchange Commission (the "SEC") for inclusion in the Fund's annual proxy statement, or, if the Fund does not file a proxy statement, in the Fund's annual report.

2.  COMPOSITION

  The Audit Committee shall be comprised of three or more Trustees of the Board. Audit Committee members shall be designated by the full Board, and the manner of selection of the Audit Committee chair shall also be designated by the full Board.

  The duties and responsibilities of an Audit Committee member shall be in addition to those duties set out for a member of the Board. Audit Committee members shall undertake this commitment with the understanding that they are assuming additional responsibilities to prepare for, attend and actively participate in Audit Committee meetings. This may require members to undertake training covering their financial oversight responsibilities.

  Each member of the Audit Committee shall be qualified to serve on the Audit Committee pursuant to the requirements of the Sarbanes-Oxley Act of 2002 (the "Act") and the rules and regulations promulgated by the SEC pursuant to the Act and any requirements and rules of the New York Stock Exchange (the "NYSE"), the American Stock Exchange (the "Amex") and/or the Chicago Stock Exchange ("CHX") as applicable to the Fund. Each member of the Audit Committee shall

---------------

(2) This Joint Audit Committee Charter has been adopted by each Fund. Solely for the sake of clarity and simplicity, this Joint Audit Committee Charter has been drafted as if there is a single Fund, a single Audit Committee and a single Board. The terms "Audit Committee," "Trustees" and "Board" mean the Audit Committee, Trustees and the Board of each Fund, respectively, unless the context otherwise requires. The Audit Committee, Trustees and the Board of each Fund, however, shall act separately and in the best interests of its respective Fund.

be "independent" as defined by the Act and any rules and regulations promulgated by the SEC pursuant to the Act and any requirements and rules of the NYSE, Amex and/or CHX as applicable to the Fund.

  According to the rules and regulations promulgated by the SEC pursuant to the Act, a member is independent (an "Independent Trustee") if he or she, other than in his or her capacity as a member of the Board, the Audit Committee or any other board committee, (a) does not accept directly or indirectly any consulting, advisory or other compensatory fee from the Fund, other than receipt of Trustee's fees (including additional amounts, if any, paid to chairs of committees and committee members) and any pension or other forms of deferred compensation from the Fund for prior service, so long as such compensation is not contingent in any way on continued service, and (b) is not an "interested person" of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"). The requirements of the NYSE, Amex and CHX are set forth in Appendix A hereto.

  Each member of the Audit Committee must not have participated, at any time in the past three years, in the preparation of the financial statements of the Fund.

  Each member of the Audit Committee must be "financially literate" as such qualification is interpreted by the Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee. At a minimum, each member of the Audit Committee must be able to read and understand fundamental financial statements, including a Fund's statement of assets and liabilities, statement of operations, and statement of changes in net assets. In addition, at least one member of the Audit Committee must have "accounting or related financial management expertise" and be "financially sophisticated" as the Board interprets such qualifications in its business judgment. Further, either (a) at least one member of the Audit Committee must be determined to be an audit committee "financial expert" (as such term is defined in the rules and regulations promulgated by the SEC pursuant to the Act) by the Board, or (b) if no member of the Audit Committee is an "audit committee financial expert," such fact must be disclosed in the Fund's annual report filed with the SEC. The Audit Committee shall recommend to the Board whether one or more of its members should be deemed to be an "audit committee financial expert" or, if not, why not, and the Board shall make the final determinations in this regard.

  No Trustee may serve as a member of the Audit Committee if such Trustee serves on the audit committee of more than two other public issuers, unless the Board determines that such simultaneous service would not impair the ability of such Trustee to serve effectively on the Audit Committee.

3.  MEETINGS OF THE AUDIT COMMITTEE

  The Audit Committee shall fix its own rules of procedure, which shall be consistent with the Fund's organizational documents and this Joint Audit Committee Charter. The Audit Committee shall meet on a regular basis, including at least annually in connection with issuance of the Fund's audited financial statements, and special meetings may be called as circumstances require. The Audit Committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary. The Audit Committee shall meet separately on a periodic basis with
(a) the principal financial officer of the Fund and persons assisting with the preparation of the Fund's financial statements, (b) the internal auditors (or other personnel responsible for the Fund's internal audit function) and (c) the Independent Auditors, in each case to discuss any matters that the Audit Committee or any of the above persons or firms believe should be discussed privately.

  The Audit Committee shall cause to be maintained minutes of all meetings and records relating to those meetings and provide copies of such minutes to the Board and the Fund.

4.  AUTHORITY

  The Audit Committee shall have the authority to carry out its duties and responsibilities as set forth in this Joint Audit Committee Charter.

5.  DUTIES AND RESPONSIBILITIES OF THE AUDIT COMMITTEE

  In carrying out its duties and responsibilities, the Audit Committee's policies and procedures will remain flexible, so that it may be in a position to react or respond to changing circumstances or conditions. The following are the duties and responsibilities of the Audit Committee:

        a. Oversight of the Auditor's Engagement/Independence

             i. Instruct the Independent Auditors that they are ultimately accountable to the Audit Committee (to whom they report directly) and the Board, as the shareholders' representatives, and that the Audit Committee has the sole authority and responsibility to select (subject to ratification by a majority of the Independent Trustees of the Board), compensate, evaluate, and where appropriate terminate the Independent Auditors.

             ii. Approve the selection (subject to ratification by a majority of the Independent Trustees of the Board), compensation, evaluation and termination of the Independent Auditors to audit the books and accounts of the Fund and its subsidiaries, if any, for each fiscal year.

             iii. Review and, in its sole discretion, approve in advance the Independent Auditors' annual engagement letter, including the proposed fees contained therein.

             iv. Review and, in its sole discretion, pre-approve (A) all engagements for audit and non-audit services to be provided by the Independent Auditors to the Fund and (B) all engagements for non-audit services to be provided by the Independent Auditors (1) to the Fund's investment adviser(s) or (2) to any entity controlling, controlled by or under common control with the Fund's investment adviser(s) that provides ongoing services to the Fund; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the Fund (clauses
         (A) and (B), collectively, the "Covered Services" and the entities referred to in clause (B), collectively, the "Covered Entities"); provided that pre-approval by the Audit Committee of Covered Services be effected pursuant to the procedures described below in Section VI captioned "PRE-APPROVAL PROCEDURES"; and provided that this Joint Audit Committee Charter shall not be violated if pre-approval of any non-audit Covered Service is not obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the SEC under the Act or the NYSE or Amex listing standards.

             v. At least annually, obtain and review a report from the Independent Auditors describing:

                  (1) the Independent Auditors' internal quality-control
             procedures;

                 (2) any material issues raised by the most recent internal quality-control review, or peer review, of the Independent Auditors, or by any inquiry or investigation by any governmental or professional authority, within the preceding five years, respecting one or more independent audits carried out by the Independent Auditors, and any steps taken to deal with any such issues; and

                 (3) all relationships between the Independent Auditor and the
             Fund.

             vi. Review and evaluate at least annually the qualifications, performance and independence of the Independent Auditors, including the performance of the lead partner of the Independent Auditors, and, in its discretion, make decisions regarding the replacement or termination of the Independent Auditors when circumstances warrant.

             vii. Oversee the independence of the Independent Auditors by, among other things:

                 (1) actively engaging in a dialogue with the Independent
             Auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the Independent Auditors, and taking appropriate action to satisfy itself of the auditor's independence;

                 (2) ensuring that the Independent Auditors' lead (or
             coordinating) audit partner or audit partner responsible for reviewing the audit does not perform audit services for the Fund for more than four consecutive fiscal years;

                 (3) ensuring that the Fund's chief executive officer,
             controller, chief financial officer, chief accounting officer, or any person serving in an equivalent position for the Fund, has not been employed by the Independent Auditors and participated in any capacity in the audit of the Fund during the 1-year period preceding the initiation of the audit;

                 (4) considering whether there should be a regular rotation of the Independent Auditors; and

                 (5) obtaining from the Independent Auditors and reviewing a complete description of all its audit, management consulting, or other services performed for the Fund, management or its affiliates, consistent with Independence Standards Board Standard 1.

        b. Oversight of Financial Statements and the Audit

             i. Review the annual audit plan of the Independent Auditors, including the scope of audit activities, monitor such plan's progress, changes thereto and results periodically during the year and review the results of the year-end audit of the Fund, including any comments or recommendations of the Independent Auditors.

             ii. Obtain and review at least annually for the Fund a report from the Independent Auditors describing:

                 (1) all critical accounting policies and practices used;

                 (2) all alternative treatments within United States generally accepted accounting principles for policies and practices related to material items that have been discussed with management of the Fund, including (1) ramifications of the use of such alternative disclosures and treatments, and (2) the treatment preferred by the Independent Auditors;

                 (3) other material written communications between the
             Independent Auditors and management of the Fund, such as any management letter or schedule of unadjusted differences; and

                 (4) all non-audit services provided to any entity in the Fund's investment company complex that were not pre-approved by the Fund's Audit Committee pursuant to the Fund's pre-approval procedures.

             iii. Review and discuss with the principal financial officer of the Fund and persons responsible for assisting with the preparation of the Fund's financial statements, internal audit (or management responsible for the Fund's internal audit function) and the Independent Auditors, the following:

                 (1) the Fund's annual audited financial statements and interim financial statements and any major issues related thereto, including any significant matters arising in the preparation of the annual and interim financial statements;

                 (2) critical accounting policies and such other accounting policies of the Fund as are deemed appropriate for review by the Audit Committee prior to any annual or interim filings with the SEC or other regulatory body, including any financial reporting issues which could have a material impact on the Fund's financial statements;

                 (3) major issues regarding accounting principles and financial statements presentations, including any significant changes in the Funds' selection or application of accounting principles, and major issues as to the adequacy of the Fund's internal controls and any special audit steps adopted in light of material control deficiencies;

                 (4) any analyses prepared by management and/or the Independent
             Auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the ramifications and effects of alternative generally accepted accounting principles methods on the Funds' financial statements;

                 (5) the Funds' exposure to risk, as well as the Funds' major financial risk exposures and its guidelines and policies with respect to risk assessment and risk management;

                 (6) qualitative judgments made about the appropriateness, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be adopted by the Funds and, particularly, about the degree of neutrality and objectivity of its accounting principles and underlying estimates;

                 (7) any uncorrected misstatements whose effects management believes are immaterial, both individually and in the aggregate, to the financial statements taken as a whole;

                 (8) procedures used to assess the representativeness of the valuations of securities provided by external pricing sources, particularly where such valuations are not based on prices last quoted in organized markets;

                 (9) for securities valued at "fair value" as determined in good faith under procedures established by the Board, inquire as to Independent Auditors' conclusions as to the reasonableness of the "fair value" procedures, management's adherence to such procedures, and the adequacy of supporting documentation for any valuation offered under the procedures;

                 (10) significant tax accounting policies elected by the Funds
             (including matters affecting qualification under Subchapter M of the Internal Revenue Code) and their effect on amounts distributed and reported to shareholders for Federal tax purposes;

                 (11) review with counsel legal and regulatory matters that may have a material effect on the Funds' financial statements, related compliance policies and programs, and any reports received from regulators; and

                 (12) the effect of regulatory, accounting and financial
             reporting initiatives on the financial statements of the Fund.

             iv. Review on a regular basis with the Independent Auditors any problems or difficulties encountered by the Independent Auditors in the course of any audit work, including management's response with respect thereto, any restrictions on the scope of the Independent Auditors' activities or on access to requested information, and any significant disagreements with management. In connection therewith, the Audit Committee will review with the Independent Auditors the following:

                 (1) any accounting adjustments that were noted or proposed by the Independent Auditors but were rejected by management (as immaterial or otherwise);

                 (2) any communications between the audit team and the
             Independent Auditors' national office respecting auditing or accounting issues presented by the engagement;

                 (3) any "management" or "internal control" letter issued, or proposed to be issued, by the Independent Auditors to the Fund; and

                 (4) the responsibilities, budget and staffing of the Fund's internal audit function.

             v. Attempt to resolve all disagreements between the Independent Auditors and management regarding financial reporting.

             vi. Review information obtained from the Independent Auditors pursuant to Section 10A of the Securities Exchange Act of 1934.

        c. Oversight of Internal Control Over Financial Reporting

             i. Review periodically a report from the Fund's principal executive officer, principal financial officer and Independent Auditors, at least annually, regarding the following:

                 (1) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting of the Fund, any entity in the investment company complex (as such term is defined in Regulation S-X promulgated by the SEC) that is responsible for the financial reporting or operations of the Fund (the "Related Entities"), or, to the knowledge of such persons, other service providers, which are reasonably likely to adversely affect the Fund's ability to record, process, summarize, and report financial information, including any material weaknesses in internal control over financial reporting identified by the Independent Auditors;

                 (2) any fraud, whether or not material, that involves
             management or other employees of the Fund, the Related Entities, or, to the knowledge of such persons, other service providers to the Fund who have a significant role in the Fund's internal control over financial reporting; and

                 (3) any change in the Fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Fund's internal control over financial reporting.

        d. Compliance

             i. Establish and maintain free and open means of communication between and among the Board, the Audit Committee, the Independent Auditors, internal auditors (or other personnel responsible for the internal audit function), the Fund's management, including the principal financial officer, management of the Fund's investment adviser(s), management of the Fund's distributor, and management of those service providers of the Fund deemed appropriate by the Audit Committee, including providing such parties with appropriate opportunities to meet separately and privately with the Audit Committee on a periodic basis as the Audit Committee may deem necessary or appropriate.

             ii. Establish procedures for (A) the receipt, retention and treatment of complaints received by the Fund regarding accounting, internal accounting controls or auditing matters, and (B) the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters by employees of the Fund, the Related Entities (including the investment adviser, administrator, and principal underwriter), other service providers responsible for such services or other persons.

             iii. Secure independent expert advice to the extent the Audit Committee determines it to be appropriate, including retaining, with or without approval of the Board, independent counsel, accountants, consultants or others, to assist the Audit Committee in fulfilling its duties and responsibilities, the cost of such independent expert advisors to be borne by the Fund.

             iv. Discuss the type and presentation of information to be included in earnings press releases (paying particular attention to any use of "pro forma" or "adjusted" non-GAAP information), if any, as well as review any financial information and earnings guidance provided to analysts and rating agencies, but this discussion may be general in nature (i.e., discussion of the type of information to be disclosed and the type of presentation to be made) and need not precede each earnings release or earnings guidance.

        e. Miscellaneous

             i. Perform an annual performance evaluation of the Audit Committee, which evaluation shall compare the performance of the Audit Committee with the requirements of this Joint Audit Committee Charter and consider the goals and objectives of the Audit Committee for the upcoming year. The evaluation shall include a review and assessment of the adequacy of this Joint Audit Committee Charter and propose any changes for approval by the Board. The performance evaluation by the Audit Committee shall be conducted in such manner as the Audit Committee deems appropriate;

             ii. Set clear hiring policies for employees or former employees of the Independent Auditors;

             iii. Report regularly to the Board on its activities, as appropriate, and review with the Board any issues that arise with respect to the quality or integrity of the Fund's financial statements, the Fund's compliance with legal or regulatory requirements, the performance and independence of the Fund's Independent Auditors or the performance of the internal audit function; and

             iv. Perform such additional activities, and consider such other matters, within the scope of its duties and responsibilities, as the Audit Committee or the Board deems necessary or appropriate.

6.  PRE-APPROVAL PROCEDURES

  The Audit Committee shall prepare written pre-approval procedures pursuant to which it shall pre-approve all auditing services and non-audit services (other than those exempted in the following paragraph) provided to the Fund by the Independent Auditors. The Audit Committee, in its discretion, may elect to delegate to one or more of its members authority to pre-approve non-audit services to the Fund and Covered Services between regularly scheduled meetings of the Audit Committee. Any such pre-approval decision must be presented to the Committee at its next scheduled meeting. Approval by the Audit Committee of a non-audit service to be performed by the Independent Auditors shall be disclosed in the next annual or semi-annual report.

  The Audit Committee need not pre-approve non-audit services for the Fund if:
(i) the aggregate amount of all such non-audit services provided to the Fund constitutes not more than five percent of the total amount of revenues paid by the Fund to the Independent Auditors during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized by the Fund at the time of engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee.

  The Audit Committee shall review and approve its pre-approval procedures at least annually. The pre-approval procedures in effect from time-to-time shall be attached to this Joint Audit Committee Charter as Appendix B.

7.  REPORTING

  The Audit Committee shall report its activities to the Board on a regular basis, so that the Board is kept informed of its activities on a current basis. In connection therewith, the Audit Committee will review with the Board any issues that arise with respect to the quality or integrity of the Fund's financial statements, the Fund's compliance with legal or regulatory requirements, the performance and independence of the Independent Auditors, or the performance of the Fund's internal audit function. In particular, the Audit Committee will also report to the Board its conclusions or recommendations with respect to matters the Audit Committee considers to be of interest or the Board requests. Reports to the Board may take the form of an oral report by the chairperson of the Audit Committee or any other member of the Audit Committee designed by the Audit Committee to make this report.

  The Audit Committee shall make the statement required by the rules of the SEC to be included in the Fund's annual proxy statement, if any, and determine to its satisfaction that the Audit Committee has: (a) reviewed and discussed the audited financial statements with management of the Fund; (b) discussed with the Independent Auditors the matters required to be discussed by the Statements on Auditing Standards No. 61; (c) received the written disclosures and the letter from the Independent Auditors required by ISB Standard No. 1 and have discussed with the Independent Auditors the auditor's independence; and (d) made a recommendation to the Board as to whether the financial statements be included in the Fund's annual report for the past fiscal year, as filed with the SEC.

8.  RESOURCES

  The Board shall ensure that the Audit Committee has adequate resources, as determined by the Audit Committee, with which to discharge its responsibilities, including for the payment of (a) compensation (i) to any firm of Independent Auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund, and (ii) to any advisors employed by the Audit Committee, including independent counsel, consultants or other advisors, as the Audit Committee determines necessary to carry out its duties, and (b) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

9.  LIMITS ON ROLE OF AUDIT COMMITTEE

  While the Audit Committee has the duties and responsibilities set forth in this Joint Audit Committee Charter, the Audit Committee is not responsible for:

  - planning or conducting the audit or for determining whether the Fund's financial statements are complete and accurate and are in accordance with generally accepted accounting principles;

  - determining whether the Form N-CSR or Form N-CSRS filed by the Fund with the SEC contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the report;

  - determining whether the Fund's financial statements and other financial information included in the Form N-CSR or Form N-CSRS fairly present in all material respects the financial condition, results of operations, changes in net assets and cash flows of the Fund as of, and for, the periods presented in the Form N-CSR or Form N-CSRS; or

  - establishing or maintaining disclosure controls and procedures and internal control over financial reporting for the Fund.

  In fulfilling its responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Fund or the Fund's investment adviser(s) or the Fund's distributor. The Audit Committee and its members do not have a duty or responsibility to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Audit Committee shall be entitled to rely on (a) the integrity of those persons and organizations within and outside the Fund, the Fund's investment adviser(s), the Fund's distributor and service providers to the Fund from which it receives information, (b) the accuracy of the financial and other information provided to the Audit Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board) and (c) statements made by management or third parties as to any information technology, internal audit and other non-audit services provided by the Independent Auditors to the Fund.

                                                                      APPENDIX A

                             JOINT AUDIT COMMITTEE
                          AUDIT AND NON-AUDIT SERVICES
                       PRE-APPROVAL POLICY AND PROCEDURES
                                     OF THE
                                VAN KAMPEN FUNDS

              AS ADOPTED JULY 23, 2003 AND AMENDED MAY 25, 2005(1)

1.  STATEMENT OF PRINCIPLES

  The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor's independence from the Fund.(2)

  The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee's administration of the engagement of the independent auditor. The SEC's rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("general pre-approval"); or require the specific pre-approval of the Audit Committee ("specific pre-approval"). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

  For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC's rules on auditor independence. The Audit Committee will also consider whether the Independent Auditors are best positioned

---------------

1 This Joint Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the "Policy"), amended as of the date above, supercedes and replaces all prior versions that may have been amended from time to time.

2 Terms used in this Policy and not otherwise defined herein shall have the meanings as defined in the Joint Audit Committee Charter.

to provide the most effective and efficient services, for reasons such as its familiarity with the Fund's business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund's ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

  The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine for each fiscal year, the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services for the Fund (including any Audit-related or Tax service fees for Covered Entities that were subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

  The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

  The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee's responsibilities to pre-approve services performed by the Independent Auditors to management.

  The Fund's Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors' independence.

2.  DELEGATION

  As provided in the Act and the SEC's rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.  AUDIT SERVICES

  The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent

Auditors to be able to form an opinion on the Fund's financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

  In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

  The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.  AUDIT-RELATED SERVICES

  Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or, to the extent they are Covered Services, the Covered Entities' financial statements, or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC's rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

  The Audit Committee has pre-approved the Audit-related services in Appendix
B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.  TAX SERVICES

  The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor's independence, and the SEC has stated that the Independent Auditors may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the Independent Auditors, that the Audit Committee has reviewed and believes would not impair the independence of the Independent Auditors, and that are consistent with the SEC's rules on auditor independence. The Audit Committee will not permit the retention of the Independent Auditors in connection with a transaction initially recommended by the Independent Auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with Director of Tax or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

  Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services involving large and complex transactions not listed in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated), including tax services proposed to be provided by the Independent Auditors to any executive officer or trustee/director/managing general partner of the Fund, in his or her individual capacity, where such services are paid for by the Fund (generally applicable only to internally managed investment companies).

6.  ALL OTHER SERVICES

  The Audit Committee believes, based on the SEC's rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence.

  The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

  A list of the SEC's prohibited non-audit services is attached to this policy as Appendix B.5. The SEC's rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

7.  PRE-APPROVAL FEE LEVELS OR BUDGETED AMOUNTS

  Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for Covered Entities subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

8.  PROCEDURES

  All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund's Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund's Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund's Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

  The Audit Committee has designated the Fund's Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund's Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. A sample report is included as Appendix
B.7. Both the Fund's Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund's Chief Financial Officer or any member of management.

9.  ADDITIONAL REQUIREMENTS

  The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor's independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.  COVERED ENTITIES

  Covered Entities include the Fund's investment adviser(s) and any entity controlling, controlled by or under common control with the Fund's investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund's audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

         -- Van Kampen Investments Inc.

         -- Van Kampen Asset Management

         -- Van Kampen Advisors Inc.

         -- Van Kampen Funds Inc.

         -- Van Kampen Investor Services Inc.

         -- Morgan Stanley Investment Management Inc.

         -- Morgan Stanley Trust Company

         -- Morgan Stanley Investment Management Ltd.

                                                                         ANNEX B

                       JOINT GOVERNANCE COMMITTEE CHARTER
                                     OF THE
                                VAN KAMPEN FUNDS

                                                     AS ADOPTED ON MARCH 3, 2004

1.  MISSION STATEMENT

  The Governance Committee (the "Governance Committee") is a committee of the Board of Trustees/Directors/Managing General Partners (referred to herein as the "Trustees" and collectively as the "Board") of each Van Kampen Fund (each a "Fund")(1). The purpose of the Governance Committee is to (1) identify individuals qualified to serve on the Board as trustees/directors/managing general partners that are "independent" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees"), and on committees of the Board, and to recommend, for selection by the Board, the Board nominees for meetings of shareholders, (2) advise the Board with respect to Board composition, procedures and committees, (3) advise the Board with respect to Trustee compensation and benefits, and administer the Fund's deferred compensation plans and retirement plan, (4) develop and recommend to the Board a set of corporate governance principles applicable to the Fund, monitor corporate governance matters and make recommendations to the Board and act as the administrative committee with respect to Board policies and procedures, committee policies and procedures and (5) oversee periodic evaluations of the Board and any committees of the Board.

2.  COMPOSITION

  The Governance Committee shall be comprised of three or more Trustees of the Board. Governance Committee members shall be designated by the full Board, and the manner of selection of the Governance Committee chair shall also be designated by the full Board.

  Each member of the Governance Committee shall be qualified as "independent" as defined by the listing requirements and rules of the New York Stock Exchange (the "NYSE"), the American Stock Exchange (the "AMEX") and the Chicago Stock Exchange ("CHX"). Members of the Committee shall also qualify as "non-employee directors" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and "outside directors" within the meaning of
Section 162(m) of the Internal Revenue Code of 1986, as amended, and shall satisfy any other necessary standards of independence under applicable laws or regulations.

---------------

(1)This Joint Governance Committee Charter has been adopted by each Fund. Solely for the sake of clarity and simplicity, this Joint Governance Committee Charter has been drafted as if there is a single Fund, a single Governance Committee and a single Board. The terms "Governance Committee," "Trustees" and "Board" mean the Governance Committee, Trustees and the Board of each Fund, respectively, unless the context otherwise requires. The Governance Committee, Trustees and the Board of each Fund, however, shall act separately and in the best interests of its respective Fund.

'3.  MEETINGS OF THE GOVERNANCE COMMITTEE

  The Governance Committee shall fix its own rules of procedure, which shall be consistent with the Fund's organizational documents and this Joint Governance Committee Charter. The Governance Committee shall meet on a regular basis (which shall be at least two times annually) and special meetings may be called as circumstances require. The Governance Committee, in its discretion, may ask Trustees, members of management or others, whose advice and counsel are sought by the Governance Committee, to attend its meetings (or portions thereof) and to provide such pertinent information as the Governance Committee requests.

  The Governance Committee shall cause to be maintained minutes of all meetings and records to those meetings and provide copies of such minutes to the Board and the Fund.

4.  AUTHORITY

  The Governance Committee shall have the authority to carry out its duties and responsibilities as set forth in this Joint Governance Committee Charter.

5.  DUTIES AND RESPONSIBILITIES OF THE GOVERNANCE COMMITTEE

  In carrying out its duties and responsibilities, the Governance Committee's policies and procedures will remain flexible, so that it may be in a position to react or respond to changing circumstances or conditions. The following are the duties and responsibilities of the Governance Committee:

        a. Board Candidates and Nominees

             The Governance Committee shall have the following goals and responsibilities with respect to Board candidates and nominees:

             i. evaluate the suitability of potential trustee/director/managing general partner nominees proposed by Trustees, shareholders or others;

             ii. recommend, for selection by the Board, the Independent Trustee nominees for election by the shareholders or appointment by the Board, as the case may be, pursuant to the Fund's organizational documents. Persons recommended by the Governance Committee shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the New York Stock Exchange ("NYSE"), the American Stock Exchange (the "AMEX") and the Chicago Stock Exchange ("CHX") (the NYSE,

         AMEX and CHX are collectively referred to herein as the "Exchanges");
         and

             iii. review the suitability for continued service as a trustee/director/managing general partner of each Independent Trustee when his or her term expires and at such other times as the Governance Committee deems necessary or appropriate, and to recommend whether or not the Independent Trustee should be re-nominated.

        b. Board Composition, Procedures and Committees

             The Governance Committee shall have the following goals and responsibilities with respect to the composition, procedures and committees of the Board as a whole:

             i. review periodically with the Board the size and composition of the Board as a whole and recommend, if necessary, measures to be taken so that the Board reflects the appropriate balance of knowledge, experience, skills, expertise and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by the 1940 Act and the Exchanges;

             ii. make recommendations concerning any other aspect of the procedures of the Board that the Governance Committee considers warranted, including but not limited to procedures with respect to the waiver by the Board of any Fund rule, guideline, procedure, code of ethics or corporate governance principle;

             iii. make recommendations on the requirements for, and means of, Board orientation;

             iv. periodically review and make recommendations concerning the committee structure of the Board, the members and size of committees (including the creation or elimination of committees), the orientation of committee members, the annual review performed, if any, by each committee, the independence and qualifications of the members of the audit committee and the overall allocation of responsibilities among the Board and the committees; and

             v. recommend that the Board establish such special committees as may be desirable or necessary from time to time in order to address ethical, legal or other matters that may arise. The Governance Committee's power to make such a recommendation under this Joint Governance Committee Charter shall be without prejudice to the right of any other committee of the Board, or any individual trustee/director/managing general partner, to make such a recommendation at any time.

        c. Compensation and Benefits

             The Governance Committee shall have the following goals and responsibilities with respect to the Trustees' compensation and benefits of the Board as a whole:

             i. periodically review the goals and objectives of the Trustees' compensation and benefits and make recommendations concerning such goals and objectives, the level and structure of Trustee compensation and the level of Trustee compensation by Fund and the allocation of Trustee compensation among Funds;

             ii. periodically review and make recommendations concerning the Fund's deferred compensation plan and the Fund's retirement plan; and

             iii. act as the administrative committee under the Trustee's Deferred Compensation Plan and Retirement Plan.

        d. Corporate Governance

             The Governance Committee shall have the following goals and principles with respect to Board corporate governance:

             i. monitor corporate governance principles for the Fund, which shall be consistent with any applicable laws, regulations and listing standards, considering, but not limited to, the following:

                 (1) trustee/director/managing general partner qualification standards to reflect the independence requirements of the Sarbanes-Oxley Act of 2002, as amended ("SOX") and the rules thereunder, the 1940 Act, and the Exchanges; the Governance Committee shall also develop policies regarding trustee/director/managing general partner tenure, retirement, removal and succession;

                 (2) trustee/director/managing general partner duties and
             responsibilities, including with respect to attendance at meetings and advance review of meeting materials;

                 (3) trustee/director/managing general partner access to
             management, and, as necessary and appropriate, independent advisers;

                 (4) trustee/director/managing general partner compensation, deferred compensation and retirement policies; and policies on reimbursement of out-of-pocket expenses; and

                 (5) trustee/director/managing general partner orientation and continuing education;

             ii. review periodically the corporate governance principles adopted by the Board to assure that they are appropriate for the Fund and comply with the requirements of SOX, the 1940 Act and the Exchanges, and to recommend any desirable changes to the Board;

             iii. consider other corporate governance issues that arise from time to time, and to develop appropriate recommendations for the Board; and

        e. Periodic Evaluations and Board Training

             The Governance Committee shall be responsible for overseeing the evaluation of the Board as a whole and each committee. The Governance Committee shall establish procedures to allow it to exercise this oversight function.

             In conducting this review, the Governance Committee shall evaluate whether the Board appropriately addresses the matters that are or should be within its scope pursuant to the set of corporate governance principles adopted by the Governance Committee. The Governance Committee shall address matters that the Governance Committee considers relevant to the Board's performance, including at least the following: the adequacy, appropriateness and quality of the information and recommendations presented by management of the Fund to the Board, the manner in which they were discussed or debated and whether the number and length of meetings of the Board were adequate for the Board to complete its work in a thorough and thoughtful manner.

             The Governance Committee shall report to the Board on the results of its evaluation, including any recommended changes to the principles of corporate governance, and any recommended changes to the Fund's or the Board's or a Committee's policies or procedures. This report may be written or oral.

             The Governance Committee shall be responsible for making recommendations on the requirements for, and means of, Board training.

6.  EVALUATION OF THE GOVERNANCE COMMITTEE

  The Governance Committee shall, on an annual basis, evaluate its performance under this Joint Governance Committee Charter. In conducting this review, the Governance Committee shall evaluate whether this Joint Governance Committee Charter appropriately addresses the matters that are or should be within its scope. The Governance Committee shall address matters that the Governance Committee considers relevant to its performance, including at least the following: the adequacy, appropriateness and quality of the information and recommendations presented by the Governance Committee to the Board, the manner in which they were discussed or debated, and whether the number and length of meetings of the Governance Committee were adequate for the Governance Committee to complete its work in a thorough and thoughtful manner.

  The Governance Committee shall report to the Board on the results of its evaluation, including any recommended amendments to this Joint Governance Committee Charter, and any recommended changes to the Fund's or the Board's policies or procedures. This report may be written or oral.

7.  INVESTIGATIONS AND STUDIES; OUTSIDE ADVISERS

  The Governance Committee may conduct or authorize investigations into or studies of matters within the Governance Committee's scope of responsibilities, and may retain, at the Fund's expense, such independent counsel or other advisers as it deems necessary.

                         [VAN KAMPEN INVESTMENTS LOGO]

                                                                      VBF 07

           [X] PLEASE MARK
               VOTES AS IN
               THIS EXAMPLE          FORM OF PROXY
                                 VAN KAMPEN BOND FUND

                            ANNUAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Common Shares of VAN KAMPEN BOND FUND, a Delaware business trust (the "Fund"), hereby appoints XXXXX, XXXXX and XXXXX and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Friday, June 22, 2007 at 10:00 a.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all XXXXX Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein.

                                                                                                     FOR ALL
                 1.     Authority to vote for the election as Trustees, the nominees  FOR  WITHHOLD  EXCEPT
                        named below:                                                  [ ]    [ ]       [ ]
                        Class III Trustees: (01) R Craig Kennedy, (02) Jack E.
                        Nelson and (03) Hugo F. Sonnenschein

                        ------------------------------------------------------------

                        TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
                        CHECK "FOR ALL EXCEPT" AND WRITE THE NOMINEE'S NAME ON THE
                        LINE BELOW.
                        ------------------------------------------------------------

                 2.     Authority to replace the Fund's fundamental policy regarding  FOR  AGAINST   ABSTAIN
                        the Fund's ability to invest in securities or obligations of  [ ]    [ ]       [ ]
                        foreign issuers with a non-fundamental policy.

                 3.     To transact such other business as may properly come before the Meeting.

           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked by the undersigned on the reverse side. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.



           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND JOINT PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 22, 2007.

PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND
RETURN PROMPTLY IN ENCLOSED ENVELOPE

HAS YOUR ADDRESS CHANGED?                                                                                  Date
                                                             --------------------------------------------  ------------------
                                                             Shareholder signature

------------------------------------------                   -------------------------------------------- Date --------------
                                                             Co-owner signature (if applicable)
------------------------------------------

------------------------------------------

                                                             Mark box at right if an address change has
                                                             been noted on the reverse side of this
                                                             card.  [ ]

                                                             Please sign this Proxy exactly as your name
                                                             or names appear on the books of the Fund.
                                                             When signing as attorney, trustee, executor,
                                                             administrator, custodian, guardian or
                                                             corporate officer, please give full title.
                                                             If common shares are held jointly, each
                                                             holder must sign.